UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

Internet America, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-25147	86-0778979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10930 W. Sam Houston Pkwy., N., Suite 200 HOUSTON, TX	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 968-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 27, 2007, Internet America, Inc. (the “Company”) acquired substantially all of the outstanding shares of TeleShare Communications Services, Inc. (“TeleShare”) from Mark Ocker and Cynthia Ocker for $1,850,000, payable in shares of Company common stock and a note, and subject to certain adjustments 90 days after closing. TeleShare, based in Crosby, Texas, serves approximately 1,500 wireless internet service customers and provides telex messaging services. A copy of the Stock Purchase Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of the transaction with TeleShare were approved by the Rural Utilities Service of the Department of Agriculture (“RUS”) on July 13, 2007. Under a program administered by the RUS, TeleShare has a present loan commitment of approximately $4 million with approximately $3 million still available for providing financial assistance for expansion of broadband services in rural areas. As the new owner of TeleShare, Internet America intends to continue expansion under the existing borrowing facility. Under the terms of the RUS approval, the Company must obtain $2 million in cash investment within 60 days of closing.

 Item 7.01  REGULATION FD DISCLOSURE

On June 8, 2007, the Company completed its acquisition of certain assets and assumption of related liabilities of Shadownet, Inc. in Victoria, Texas related to its internet service customers.

On June 12, 2007, the Company completed its acquisitions of certain assets and assumption of related liabilities of Blue Wireless & Data, Inc. (“Blue Wireless”) in Dallas, Texas related to its residential internet service customers. The Company entered into a service agreement with Blue Wireless to purchase bandwidth and certain network and monitoring services used by the Company in providing residential service.

On June 18, 2007, the Company completed its acquisition of substantially all the assets and assumption of related liabilities of NoDial.net, Inc. near Victoria, Texas related to its internet service customers.

Internet America, Inc. issued a press release on August 1, 2007 announcing the closing of the acquisitions discussed herein.  A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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 Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Stock Purchase Agreement
99.2	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET AMERICA, INC.

By:	/s/William E. Ladin, Jr.
William E. Ladin, Jr. Chairman and Chief Executive Officer

Date: August 1, 2007

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